SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported)     December 16, 2002


                         TEL-VOICE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                    000-29743                     88-0409143
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(State of Incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)


 7373 E DOUBLETREE RD., SUITE 200, SCOTTSDALE, ARIZONA            85258
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      (Address of principal executive office)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code (480) 368-8080


Item 5. Other Events

On December 16, 2002, the Company closed a private placement of 20,000,000 shares of restricted Common Stock from the Company's unissed Common Stock. The use of proceeds from the private placement will be used to repay indebtedness of the Company.

Any remaining proceeds from the private placement will be used for general corporate purposes.

The registrant's Common Stock trades on the OTC Bulletin Board. There were 33,269,096 shares of Common Stock issued and outstanding as of December 16, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TEL-VOICE COMMUNICATIONS, INC.


Date:    December 17, 2002                                By:  /S/ JAY H. BUDD
                                                     ---------------------------
                                                                   Jay H. Budd